UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 12, 2017

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of stockholders held on May 12, 2017, there were five items subject to a vote of security holders: (1) the election of ten members of the Board of Directors of the Company; (2) the ratification of the appointment of KMPG LLP as the Company’s independent auditor; (3) the approval, by nonbinding vote, of executive compensation, (4) the recommendation, by nonbinding vote, the frequency of stockholder voting on executive compensation, and (5) the approval of the Company’s 2017 Incentive Compensation Plan.

1.     In the vote for the election of ten members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Joseph G. Morone	25,512,380	32,328,440	898,960	0	861,460	0
Christine L. Standish	13,808,010	32,328,440	12,603,330	0	861,460	0
Erland E. Kailbourne	25,418,487	32,328,440	992,853	0	861,460	0
John C. Standish	13,819,401	32,328,440	12,591,939	0	861,460	0
John R. Scannell	25,996,214	32,328,440	415,126	0	861,460	0
Katharine L. Plourde	25,205,135	32,328,440	1,206,205	0	861,460	0
John F. Cassidy, Jr.	24,693,205	32,328,440	1,718,135	0	861,460	0
Edgar G. Hotard	25,976,217	32,328,440	435,123	0	861,460	0
A. William Higgins	25,995,378	32,328,440	415,962	0	861,460	0
Kenneth W. Krueger	25,996,478	32,328,440	414,862	0	861,460	0

2.     In the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
59,513,171	42,710	45,359	0

3.     In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
58,558,250	164,721	16,809	861,460

4.      In the vote to recommend the frequency of stockholder voting on executive compensation, the number of votes cast for one year, the number cast for two years, the number cast for three years, the number cast as abstentions, and broker non-votes were as follows:

For 1 Year	For 2 Years	For 3 Years	Abstain	Broker Non-Votes
53,924,534	7,970	4,796,965	10,311	861,460

5.     In the vote to approve the Company’s 2017 Incentive Compensation Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
57,539,903	1,176,796	23,081	861,460

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ John B. Cozzolino

Name: John B. Cozzolino
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	May 16, 2017